UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 22, 2014

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2014 in Australia (April 22, 2014 in the United States), Genworth Mortgage Insurance Australia Limited (“Genworth Australia”), an indirect subsidiary of Genworth Financial, Inc. (“Genworth Financial”), filed a prospectus with the Australian Securities and Investments Commission in connection with the initial public offering (the “Offer”) of its ordinary shares (the “Shares”).

Concurrently with the filing of the prospectus for the Offer, Genworth Financial and Genworth Australia entered into a master agreement (the “Master Agreement”), which provides the contractual framework for the reduction by Genworth Financial of its beneficial ownership of Genworth Australia through the Offer. The principal provisions of the Master Agreement are discussed below.

Reorganization

Genworth Financial and Genworth Australia will undertake a corporate restructuring to reorganize intra-group debt and equity funding arrangements and to facilitate the return of the net proceeds of the Offer to Genworth Financial. The Master Agreement requires Genworth Financial and Genworth Australia to ensure that certain of the reorganization steps are implemented prior to the settlement of the Offer.

Confidential Information

Each of Genworth Australia and Genworth Financial must, and must cause their affiliates to, maintain the confidentiality of the information of the other that it holds and must not disclose or use such information for any purpose other than to exercise its rights and to discharge its obligations under certain additional agreements to be entered into between Genworth Australia and Genworth Financial in connection with the Offer and governing the relationship between Genworth Financial and Genworth Australia (the “IPO Agreements”) (unless required by any government authority or pursuant to applicable law).

Indemnity by Genworth Australia

Genworth Australia will indemnify Genworth Financial and its subsidiaries (other than Genworth Australia and its subsidiaries) (together, the “Genworth Financial Group”) and its directors, officers, employees, and their heirs, executors and assignees for any liability related to:

•	Any failure by Genworth Australia or its affiliates or any other person to pay, perform or otherwise properly discharge any liability of Genworth Australia or its affiliates (other than a liability to the Genworth Financial Group that has been released at the settlement of the Offer, as discussed below) whether before or after the closing of the Offer;

•	Any third party claims related to the operation by Genworth Australia or its affiliates of any current or future businesses irrespective of when the facts giving rise to the claim arose (other than a liability arising solely as a result of the reorganization being undertaken in the manner contemplated);

•	Any breach by Genworth Australia of any IPO Agreement; and

•	Information contained in the prospectus and any materials distributed in connection with the Offer, and any untrue or alleged untrue statement or omission in relation to the information contained in the prospectus or such other materials, other than; (a) statements or omissions relating exclusively to Genworth Financial or its businesses (the “Genworth Financial Disclosure”), or (b) to the extent that any such liability is finally judicially determined by a court to have been primarily caused by fraud or willful misconduct of Genworth Financial.

Indemnity by Genworth Financial

Genworth Financial will indemnify Genworth Australia and its affiliates and each of their directors, officers, employees and their heirs executors and assigns (the “Genworth Australia Indemnified Parties”) for certain liabilities including liabilities related to:

•	Any failure by Genworth Financial or any other person to pay, perform or otherwise properly discharge any liability of any member of the Genworth Financial Group (other than a liability to Genworth Australia that has been released at the settlement of the Offer, as discussed below) whether before or after the settlement of the Offer;

•	Any third party claims related to the operation by the Genworth Financial Group of any current or future businesses irrespective of when the facts giving rise to the claim arose (other than a liability arising solely as a result of the reorganization being undertaken in the manner contemplated);

•	Any breach by Genworth Financial of any IPO Agreement;

•	All information contained in the Genworth Financial Disclosure, and any untrue or alleged untrue statement or omission in relation to the information contained therein, except to the extent that any such liability is finally judicially determined by a court to have been primarily caused by fraud or willful misconduct of Genworth Australia; and

•	One or more of Genworth Australia Indemnified Parties being joined or otherwise included as a party to any claim, proceeding or investigation or similar action involving allegations of violations of securities laws against Genworth Financial pending at settlement of the Offer (or any related action or other action based on substantially the same facts as any such pending action).

If an indemnity is for whatever reason unavailable or insufficient to meet the liability, the Master Agreement provides a contribution mechanism to apportion the liability as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions that resulted in the liability.

Any liability subject to indemnification or contribution is net of insurance proceeds that actually reduce the amount of the liability and will be determined on an after-tax basis. Neither Genworth Australia nor the Genworth Financial Group will be liable to the other for any damages in excess of compensatory damages incurred by the other in connection with the IPO Agreements, except those related to a third party in connection with an indemnification obligation.

Release

Genworth Australia (for itself and as agent for its affiliates) releases each of the members of the Genworth Financial Group and each of their respective directors, officers and employees and their heirs, executors and assigns, and Genworth Financial (for itself and as agent for affiliates (other than Genworth Australia)) releases Genworth Australia and its subsidiaries and each of their respective directors, officers and employees and their heirs, executors and assigns, from any liability existing or arising from any acts, events or conditions occurring or existing on or before completion of the Offer. This release is not limited to matters which are known or disclosed, and this release does not impair any right of Genworth Australia or Genworth Financial to enforce the Master Agreement, any other IPO Agreement or other agreement or any debt or liability between them, which arises from and after settlement of the Offer.

The releases described above do not apply to any right of any person to enforce any right, liability or claim arising under the IPO Agreements, and specified reinsurance contracts, a cost agreement, a private placement agreement and services agreements (including information technology) between Genworth Australia and its subsidiaries and the Genworth Financial Group.

Genworth Financial represents and warrants to Genworth Australia that it does not have knowledge of any matters that are reasonably likely to give rise to a material liability to Genworth Australia that have not been brought to the attention of, or are not otherwise known by, Genworth Australia.

Third Party Claims

Until the first date on which members of the Genworth Financial Group do not beneficially own in aggregate 50% or more of the Shares, Genworth Financial will use its commercially reasonable effort to include Genworth Australia (or, if applicable, an affiliate) in the settlement of any third party claim which jointly involves Genworth Financial and Genworth Australia (or, if applicable, an affiliate). The parties will cooperate in the defense and settlement of such claims which relate to matters that occurred before the first date on which members of the Genworth Financial Group do not beneficially own in aggregate 50% or more of the Shares.

Expenses

Genworth Financial is responsible for paying all reasonable third party costs and expenses associated with the transactions contemplated by the IPO Agreements and reorganization, and must reimburse Genworth Australia for third party costs and expenses of the kind as set out in the Master Agreement and other mutually agreed third party costs and expenses.

Item 8.01 Other Events.

On April 22, 2104, Genworth Financial issued a press release announcing the filing by Genworth Australia of the prospectus for the Offer with the Australian Securities and Investments Commission. A copy of the press release is attached hereto as Exhibit 99.1.

*        *        *

This Current Report is not intended for circulation or distribution into Australia and does not constitute a prospectus or an offer to sell, or a solicitation of an offer to buy, any Shares in Australia, the United States or any other jurisdiction. A prospectus has been filed with the Australian Securities and Investments Commission. The Shares referred to in this Current Report will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this report:

Number	Description

99.1	Press Release dated April 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: April 23, 2014	By:	/s/ Leon E. Roday
		Name:	Leon E. Roday
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release dated April 22, 2014.